INTANGIBLE ASSETS	12 Months Ended
Dec. 31, 2021
Intangible assets other than goodwill [abstract]
Disclosure of intangible assets [text block]	INTANGIBLE ASSETS
The following table presents a continuity of the company’s intangible assets:

	Cost		Accumulated Amortization and Impairment		Total
AS AT AND FOR THE YEARS ENDED DEC. 31 (MILLIONS)	2021	2020	2021	2020	2021	2020
Balance, beginning of year	$27,946	$30,232	$(3,288)	$(2,522)	$24,658	$27,710
Additions	251	452	—	—	251	452
Disposals[1]	(972)	(2,246)	383	307	(589)	(1,939)
Acquisitions through business combinations	8,639	703	—	7	8,639	710
Amortization	—	—	(1,477)	(1,310)	(1,477)	(1,310)
Foreign currency translation	(1,054)	(1,195)	181	230	(873)	(965)
Balance, end of year	$34,810	$27,946	$(4,201)	$(3,288)	$30,609	$24,658
1.Includes assets sold and amounts reclassified to held for sale.
Intangible assets are allocated to the following operating segments:

AS AT DEC. 31 (MILLIONS)	Note	2021	2020
Private Equity	(a)	$14,806	$11,261
Infrastructure	(b)	14,214	11,769
Real Estate	(c)	1,226	1,177
Renewable Power and Transition and other		363	451
		$30,609	$24,658
a)    Private Equity
The intangible assets in our Private Equity segment are primarily related to:
•Customer relationships of $7.5 billion (2020 – $5.1 billion), which increased from prior year primarily due to the acquisitions of a modular building leasing services operation and an engineered components manufacturer. The customer relationships acquired have a useful life of up to 23 years.
•Computer software, patents, trademarks and proprietary technology of $3.9 billion (2020 – $3.2 billion), which increased from prior year mainly due to the acquisitions completed in 2021. The proprietary technology has the potential to provide competitive advantages and product differentiation and has a useful life of 15 years.
•Water and sewage concession agreements, the majority of which are arrangements with municipal governments across Brazil, of $1.8 billion (2020 – $1.8 billion). The concession agreements provide the company the right to charge fees to users over the terms of the agreements in exchange for water treatment services, ongoing and regular maintenance work on water distribution assets and improvements to the water treatment and distribution systems. The concession agreements have expiration dates that range from 2037 to 2056, which is the basis for the company’s determination of the assets’ remaining useful life. Upon expiry of the agreements, the assets will be returned to the government.
•Brand names of $1.0 billion (2020 – $423 million), which increased from prior year mainly due to the acquisition of the aforementioned modular building leasing services operation, have an indefinite useful life.
b)    Infrastructure
The intangible assets in our Infrastructure segment are primarily related to:
•Concession arrangements of $2.6 billion (2020 – $2.9 billion) at our Brazilian regulated transmission operation that provide the right to charge a tariff over the term of the agreements. The agreements have an expiration date between 2039 and 2041 until the approval of new legislation in April 2021, which extended these finite authorizations in perpetuity. These assets are amortized on a straight-line basis over 31 years, on average.
•Customer relationships and shipping agreements of $2.5 billion (2020 – $nil) at our Canadian diversified midstream operation, relating to long-term take-or-pay and fee-for-service contractual arrangements. These agreements are with investment grade counterparties. These assets are amortized on a straight-line basis over the estimated useful life.
•Customer relationships, operating network agreements and track access rights of $1.7 billion (2020 – $1.9 billion) at our North American rail operations. These intangible assets are long-term leases and not expected to be negatively impacted in the long term.
•Concession arrangements totaling $1.6 billion (2020 – $2.6 billion) relating to our Peruvian and Indian toll roads, which provide the right to charge a tariff to users of the roads over the terms of the concessions. The decrease from 2020 is primarily due to the disposition of our Chilean toll roads. The Peruvian concessions have an expiration date of 2043, while the Indian concessions have expiration dates from 2026 to 2041. The company uses these expiration dates as a basis for determining the assets’ remaining useful lives.
•Concession arrangements of $1.4 billion (2020 – $270 million) at our Brazilian electricity transmission operation, which grants the right to construct, maintain and operate the transmission lines. Concessions are awarded for a period of 30 years.
•Contractual customer relationships, customer contracts and proprietary technology of $1.3 billion (2020 – $1.4 billion) at our North American residential energy infrastructure operations. This business generates revenue under long-term contracts with a diversified customer base across North America.
•Indefinite life intangible assets of $899 million (2020 – $876 million).
c)    Real Estate
The intangible assets in our Real Estate segment are primarily attributable to indefinite life trademarks associated with the hospitality assets, which include Center Parcs U.K. properties (“Center Parcs”). The Center Parcs trademark assets have been determined to have an indefinite useful life as the company has the legal right to operate these trademarks exclusively in certain territories and in perpetuity. The business model of Center Parcs is not subject to technological obsolescence or commercial innovations in any material way.
Inputs Used to Determine Recoverable Amounts of Intangible Assets
We test finite life intangible assets for impairment when an impairment indicator is identified. Indefinite life intangible assets are tested for impairment annually. We use a discounted cash flow valuation to determine the recoverable amount and consider the following significant unobservable inputs as part of our valuation:

Valuation Technique	Significant Unobservable Input(s)	Relationship of Unobservable Input(s) to Fair Value	Mitigating Factor(s)
Discounted cash flow models	• Future cash flows	• Increases (decreases) in future cash flows increase (decrease) the recoverable amount	• Increases (decreases) in cash flows tend to be accompanied by increases (decreases) in discount rates that may offset changes in recoverable amounts from cash flows
	• Discount rate	• Increases (decreases) in discount rate decrease (increase) the recoverable amount	• Increases (decreases) in discount rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in recoverable amounts from discount rates
	• Terminal capitalization rate	• Increases (decreases) in terminal capitalization rate decrease (increase) the recoverable amount	• Increases (decreases) in terminal capitalization rates tend to be accompanied by increases (decreases) in cash flows that may offset changes in recoverable amounts from terminal capitalization rates
	• Exit date	• Increases (decreases) in the exit date decrease (increase) the recoverable amount	• Increases (decreases) in the exit date tend to be the result of changing cash flow profiles that may result in higher (lower) growth in cash flows prior to stabilizing in the terminal year